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                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549




                                    FORM 8-K


                                 CURRENT REPORT



     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




                       Date of Report: September 18, 2003



                                    QLT Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its Charter)





British Columbia, Canada             000-17082                      N/A
------------------------       ------------------------      -------------------
(Jurisdiction of               (Commission File Number)        (IRS Employer
Incorporation)                                               Identification No.)





                                    QLT Inc.,
                            887 Great Northern Way,
                        Vancouver, B.C., CANADA, V5T 4T5
                                 (604) 707-7000
              ----------------------------------------------------
               (Address, including zip code, and telephone number,
              including area code, of principal executive offices)



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ITEM 5.           OTHER EVENTS

                  QLT today announced the U.S. Food and Drug Administration has granted fast track review status to Visudyne therapy for both the occult with no classic and the minimally classic subfoveal choroidal neovascularization due to age-related macular degeneration patient populations.



ITEM 7.           EXHIBITS

Exhibit
Number   Description
-------  -----------

99.1     Press Release dated September 18, 2003




                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorised.







                                                                     QLT Inc.
                                                                  --------------
                                                                   (Registrant)






Date     September 18, 2003                        /s/  Paul J. Hastings
      ------------------------             -------------------------------------
                                                        (Signature)
                                           President and Chief Executive Officer